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                                  EXHIBIT 10.28

         STOCK OPTION AGREEMENT WITH CARL T. WOLF DATED FEBRUARY 4, 1998
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STOCK OPTION AGREEMENT

This Stock Option Agreement (the "Agreement") is made and entered into as of the 4th day of February, 1998, by and between Saratoga Beverage Group, Inc. (the "Company"), a Delaware corporation, and Carl T. Wolf (the "Optionee"), residing at 627 Inwood Lane, South Orange, New Jersey 07079.

The Board of Directors (the "Board") of the Company adopted on February 4, 1998 (the "Grant Date") a resolution granting the Optionee a stock option (the "Option") to purchase 200,000 shares (the "Shares") of the Company's Class A common stock, par value $.01 per share (the "Common Stock"), for the price, on the terms and subject to the conditions set forth in this Agreement. The Option was not granted under the Company's 1993 Stock Option Plan. In connection with the grant of the Option, the Optionee waived his rights to receive stock options under the Company's 1993 Stock Option Plan.

The Option is not intended to satisfy the requirements for an incentive stock option (an "ISO") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company makes no representations or warranties as to the income, estate or other tax consequences to the Optionee of the grant or exercise of the Option or the sale or other disposition of the Shares acquired pursuant to the exercise thereof.


     1. (a) The price at which the Optionee shall have the right to purchase the Shares under this Agreement is $2.875 per Share, subject to adjustment as provided in Paragraph 4 below.

         (b) Unless the Option is previously terminated or accelerated pursuant to this Agreement, the Option shall be exercisable in installments of 100,000 Shares on each of February 4, 1998 and February 4, 1999; provided, however, that the February 4, 1999 installment shall not be exercisable if the Optionee is not serving as Chairman of the Board or co-Chairman of the Board on such date. In no event shall any Shares be purchasable under this Agreement after February 3, 2008 (the "Expiration Date"). The Option shall cease to be exercisable three (3) months (or such longer period which may at such time be provided for directors under the Company's 1993 Stock Option Plan) after the date the Optionee no longer serves as a director of the Company.

     2. Nothing contained herein shall be construed to confer on the Optionee any right to continue as a director of the Company or to derogate from any right of the Board or stockholders of the Company, free from liability, to remove the Optionee as a director at any time, with or without cause.

     3. (a) Subject to Section 422 of the Code, neither the Option nor any right under the Option shall be assignable, alienable, saleable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; provided, however, that, if so determined by the Board or a committee thereof, the Optionee may, in the manner established by the Board or a committee thereof in its sole discretion, designate a beneficiary or beneficiaries to exercise the rights of the Optionee, and to receive any property distributable, with respect to any Option upon the death of the Optionee.

         (b) The Option shall not be pledged, alienated, attached, or otherwise encumbered or transferred in any manner except to the extent that the Option may be exercised by an executor or administrator or beneficiary as provided in subparagraph 3(a) above, and any purported pledge, alienation, attachment, encumbrance, or transfer thereof shall be void and unenforceable against the Company. The Option may be exercised, during the lifetime of the Optionee, only by the Optionee or his duly appointed guardian or legal representative.


     4. (a) In the event that the Board or a committee thereof shall determine that the outstanding shares of Common Stock are affected by any (i) subdivision or consolidation of shares, (ii)

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         dividend or other distribution (whether in the form of cash, Shares, other securities, or other property) or (iii) recapitalization or other capital adjustment of the Company, such that an adjustment is determined to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available hereunder, then the Board or a committee thereof shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made hereunder, adjust any or all of (x) the number and type of Shares which may be subject to the Option, (y) the number and type of Shares subject to the unexercised portion of the Option, and (z) the exercise price per Share with respect to the Option; provided, however, that the exercise price per Share shall not be adjusted below the par value per Share of the Common Stock. In computing any adjustment under this paragraph, any fractional share shall be eliminated.

         (b) In the event of the dissolution or liquidation of the Company, or in the event of a Change in Control (as defined in the Company's 1983 Stock Option Plan), the Optionee shall have the right, immediately prior to the record date for the determination of stockholders entitled to participate in such dissolution, liquidation or Change in Control, to exercise the Option, in whole or in part, without regard to any installment provisions contained in subparagraph 1(b). In such event, the Company will mail or cause to be mailed to the Optionee a notice specifying the date of such dissolution, liquidation or Change in Control. Such notice shall be mailed at least ten (10) days prior to the date therein specified to the address of the Optionee specified on page 1 of this Agreement or to such other address as the Optionee delivers or transmits by registered or certified mail to the Secretary of the Company at its principal office.

     5. The Option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the Option, has been delivered or transmitted by registered or certified mail, to the Secretary of the Company at its principal office. Said written notice shall specify the number of Shares purchasable under the Option which such person then wishes to purchase and shall be accompanied by such documentation, if any, as may be required by the Company as provided in Paragraph 7 below and be accompanied by payment of the aggregate Option price. Such payment of the aggregate Option price shall be, without limitation, in the form of (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the exercise price of the Option or portion thereof being exercised or (ii) a broker- assisted cashless exercise program established by the Board or a committee thereof. Delivery of said notice and such documentation shall constitute an irrevocable election to purchase the Shares specified in said notice and the date on which the Company receives said notice and documentation shall, subject to the provisions of Paragraph 7, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the Option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of such payment, notice and documentation. For purposes of this Agreement, "Fair Market Value" shall mean, with respect to Shares or other securities, (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Shares are then listed on the Nasdaq National Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by Nasdaq or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee; or (iv) if the Shares are not publicly traded, the fair market value established by the Committee acting in good faith.

     6. (a) In combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, the Optionee may elect to have Shares withheld by the Company in order to satisfy federal and state withholding tax liability (a "share withholding election"); provided, however, that (i) the Board or a committee thereof shall not

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         have revoked its advance approval of the Optionee's share withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date"). If the Optionee elects within thirty (30) days of the date of exercise to be subject to withholding tax on the exercise date pursuant to the provisions of Section 83(b) of the Code, then the share withholding election may be made during such thirty (30) day period. Notwithstanding the foregoing, the Optionee may make a share withholding election only if the following additional conditions are met: (i) the share withholding election is made no sooner than six
         (6) months after the date of grant of the Option; and (ii) the share withholding election is made (x) at least six (6) months prior to the Tax Date, or (y) during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

         (b) A share withholding election shall be deemed made when written notice of such election, signed by the Optionee, has been delivered or transmitted by registered or certified mail to the Secretary of the Company at its principal office. Delivery of such notice shall constitute an irrevocable election to have Shares withheld.

         (c) If the Optionee has made a share withholding election pursuant to this Section 6; and (i) within thirty (30) days of the date of exercise of the Option, the Optionee elects pursuant to the provisions of
         Section 83(b) of the Code to be subject to withholding tax on the date of exercise of the Option, then the Optionee will be unconditionally obligated to immediately tender back to the Company the number of Shares having an aggregate Fair Market Value equal to the amount of tax required to be withheld plus cash for any fractional amount, together with written notice to the Company informing the Company of the Optionee's election pursuant to Section 83(b) of the Code; or (ii) if the Optionee has not made an election pursuant to the provisions of
         Section 83(b) of the Code, then on the Tax Date, such Optionee will be unconditionally obligated to tender back to the Company the number of Shares having an aggregate Fair Market Value equal to the amount of tax required to be withheld plus cash for any fractional amount.

     7. The Board or a committee thereof may require as a condition to the right to exercise the Option hereunder that the Company receive from the person exercising the Option, representations, warranties and agreements, at the time of any such exercise, to the effect that the Shares are being purchased for investment only and without any present intention to sell or otherwise distribute such Shares and that the Shares will not be disposed of in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended (the "Securities Act"), and the rules and regulations thereunder. The certificate issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

     8. (a) If, at any time, the Company proposes to file a registration statement on Form S-8 under the Securities Act with respect to an offering for its own account or for the account of others of any class of equity security, then the Company shall give written notice of such proposed filing to the Optionee at least twenty-five (25) days before the anticipated filing date, and such notice shall offer the Optionee the opportunity to register such Shares (whether or not vested under the installment provisions of subparagraph 1(b) at such time) as such Optionee may request in writing to the Company within fifteen (15) days after the date such Optionee first received notice of such registration (a "Piggyback Registration"); provided, however, that the Company shall have no obligation to register any Shares of the Optionee pursuant to this Section 8(a) unless the Optionee shall request that 50% or more (or all outstanding Shares, if less than 50% of the initial aggregate number of Shares) of the initial aggregate number of Shares be registered.

         (b) The Optionee may not participate in any registration initiated as a Piggyback Registration which is underwritten for the benefit of the Company unless the Optionee (i) agrees to sell his Shares on the basis provided in any underwriting agreements approved by the Company; (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements and which are customary with industry practice; and (iii) agrees that if an underwriter advises the Company in writing that the number of shares proposed to be sold by

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         the Company and/or the Optionee is greater than the number of shares of
         Common Stock which the underwriter believes is feasible to sell at that time, at the price and in the terms approved by the Company, then the underwriter may exclude some or all of the Shares from such Piggyback Registration. The Company shall advise the Optionee of the limitation, and that the number of shares of Shares to be offered by the Optionee will be reduced to the number recommended by the underwriter.

         (c) In any registration initiated as a Piggyback Registration, whether or not the registration statement becomes effective, the Company will pay or cause to be paid all costs, fees and expenses in connection therewith, including, without limitation, the Company's legal and accounting fees, printing expenses and "blue sky" fees and expenses, except that the Company shall not pay for (i) underwriting discounts and commissions, (ii) state transfer taxes, (iii) brokerage commissions, (iv) fees and expenses of counsel and accountants for the Optionee and (v) blue sky fees and expenses in jurisdictions where the Company is not currently registered or qualified.

         (d) To the extent not inconsistent with applicable law, the Optionee agrees not to effect any public sale or distribution of Common Stock, including a sale pursuant to Rule 144 or in reliance on any other exemption from registration under the Securities Act, during the fourteen (14) days prior to, and during the ninety (90) days beginning on, the effective date of a registration statement that includes Shares (except as part of such registration), but only if and to the extent requested in writing (with reasonable prior written notice) by the underwriter(s) in the case of an underwritten public offering by the Company of securities similar to the Shares.

         (e) The Company and the Optionee agree to indemnify and hold harmless each other (and, in the case of the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act)) against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (collectively, "Losses") arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement with respect to a Piggyback Registration, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that the Optionee shall not be indemnified for Losses insofar as such Losses arise out of or are based upon any such untrue statement or omission based upon information furnished in writing to the Company by or on behalf of the Optionee (in his individual capacity) expressly for use therein; provided further, however, that in the event the prospectus shall have been amended or supplemented and copies thereof, as so amended or supplemented, shall have been furnished to the Optionee prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the prospectus shall not inure to the benefit of the Optionee if the person asserting such Loss did not, at or prior to the confirmation of the sale of the Registrable Securities to such person, receive a copy of the prospectus, as so amended or supplemented, and the untrue statement or omission of a material fact contained in the prospectus was corrected in the prospectus, as so amended or supplemented.

     9. The Option shall be exercisable in accordance with the terms hereof even if (i) any ISO to purchase Common Stock in the Company, in any parent or subsidiary of the Company or in any predecessor corporation of such corporations, was granted to the Optionee and (ii) such previously granted ISO remains outstanding. For purposes of this Paragraph, an ISO shall be treated as outstanding until such option is exercised in full or expires by reason of lapse of time.

     10. All certificates for Shares delivered pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board or a committee thereof may deem advisable under the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Board or a committee thereof

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         may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     11. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware and applicable federal law. Subject to subparagraph 3(a) hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, as the case may be.

         IN WITNESS WHEREOF, the parties have witnessed this Agreement to be duly executed and delivered as of the date first above written.


SARATOGA BEVERAGE GROUP, INC.


By:  /s/ Carl T. Wolf                            By: /s/ Robin Prever
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         Carl T. Wolf                                Robin Prever
                                                     President and Chief
                                                     Executive Officer

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